Debt	6 Months Ended
Jun. 30, 2011
Debt

5.             Debt

Payments on mortgage notes are generally due in monthly installments of principal amortization and interest. A summary of mortgage notes payable as of June 30, 2011 and December 31, 2010 follows (in thousands):

Loan	Interest Rate (1)	Principal outstanding as of June 30, 2011	Principal outstanding as of December 31, 2010	Current Maturity
Anglo Irish Master Loan - Variable Amount	N/A	$—	$10,954	N/A
Anglo Irish Master Loan - Fixed Amount	5.165%	140,688	157,815	Oct-31-2013
Anglo Irish Bridge Loan	N/A	—	34,397	N/A
CIGNA-1	6.50%	60,714	—	Feb-1-2018
CIGNA-2.	5.75%	45,943	—	Feb-1-2018
CIBC, Inc.	7.05%	8,525	—	Aug-1-2027
Credit Facility	Libor + 3.00%	—	—	Apr-20-2014
		$255,870	$203,166

(1)   Current interest rate as of June 30, 2011.  At June 30, 2011, the one-month LIBOR rate was 0.186%.

The Company is party to a master loan agreement with Anglo Irish Bank Corporation Limited (“Anglo Irish”). As of June 30, 2011 and December 31, 2010, the outstanding balance under this loan agreement was $140,688 and $168,769, respectively.  As part of the Formation Transactions, the maturity date of the Anglo Irish master loan was extended from January 2012 to October 2013.  The Company was also party to a bridge loan agreement with Anglo Irish.  As of June 30, 2011 and December 31, 2010, the outstanding balance under this bridge loan agreement was $0 and $34,397, respectively.  Upon the Formation Transactions, approximately $4.8 million of the bridge loan related to three vacant properties in Fund III (the “Option Properties”) was assumed and paid in full with Offering proceeds.  Upon approval of our independent directors, we will have the right to acquire any of the Option Properties individually at fair market value.  The Company also made a partial paydown of the Anglo Irish master loan in the amount of $26.4 million.

Upon consummation of the Formation Transactions, the Company assumed the following debt:

•      a note under the loan from Connecticut General Life Insurance Company (“CIGNA”) with an estimated outstanding balance of approximately $60.7 million and an interest rate of 6.50% per annum, secured by certain properties formerly owned by STAG GI, scheduled to mature on February 1, 2018 (“CIGNA-1”);

•      a note under the loan from CIGNA with an estimated outstanding balance of approximately $34.6 million and an interest rate of 5.75% per annum, secured by certain properties formerly owned by STAG GI, scheduled to mature on February 1, 2018 (which had approximately $30.4 million in borrowing capacity remaining upon consummation of the Formation Transactions) (“CIGNA-2”); and

•      a note from CIBC, Inc. with an estimated outstanding balance of $8.5 million and an interest rate of 7.05% per annum, secured by a property formerly owned by STAG GI, scheduled to mature on August 1, 2027. The interest rate increases to the greater of 9.05% and the treasury rate as of August 1, 2012 plus 2% beginning in August 2012 and continues through maturity but is prepayable at par on August 31, 2012.

Concurrent with the Formation Transactions, borrowings in the amount of approximately $11.0 million were drawn under the credit facility and subsequently paid down during the period ended June 30, 2011.

Pursuant to the provisions of ASC 805, the assumed notes were recorded at fair value.  The carrying values of all debt assumed (for purposes of clarity, excluding Predecessor debt) approximated fair value with the exception of the note from CIBC, Inc. for which a fair value premium of approximately $141 was recorded.

The Company borrowed against the CIGNA-2 facility in the amount of $9.1 million for the purchase of the JCIM asset and in the amount of $2.4 million for the Ecolab asset discussed in Note 3, leaving an outstanding borrowing capacity of approximately $19 million as of June 30, 2011.

The credit facility is secured by, among other things, 19 mortgages granted by various indirect subsidiaries of our Operating Partnership. The credit facility has an accordion feature that allows us to request an increase in the total commitments of up to $100 million to $200 million.  The interest rate on the credit facility varies depending upon our consolidated debt to total asset value ratio.  As of June 30, 2011 the interest rate for our credit facility is LIBOR plus 3.00%.  During the quarter, with proceeds from the underwriters’ exercise of their overallotment option, the Company paid down the borrowings in full under the credit facility.  The Company currently pays an unused commitment fee equal to 0.50% of the unused portion of the credit facility.  During the period April 20 to June 30, 2011, the Company incurred $94 in unused fees, which are included in interest expense on the consolidated statement of operations.  The Company incurred $1.8 million of costs related to the credit facility, which is included in deferred financing fees, net on the consolidated balance sheet.

The Anglo Irish master loan, Anglo Irish bridge loan, the CIGNA-1 and the CIGNA-2 facilities, the CIBC loan and the credit facility are secured by the specific properties financed under the loans and a first priority collateral assignment of the specific leases and rents. The Anglo Irish master loan, CIGNA-1 and the CIGNA-2 facilities, and credit facility are subject to certain financial covenants. The Company was in compliance with all financial covenants as of June 30, 2011 and the Predecessor was in compliance with all applicable financial covenants as of December 31, 2010.

The fair value of the Company’s debt was determined by discounting the future cash flows using the current rates at which loans would be made to borrowers with similar credit ratings for loans with similar remaining maturities and similar loan-to-value ratios. The following table presents the aggregate carrying value of the Company’s debt and the corresponding estimate of fair value as of June 30, 2011 and December 31, 2010 (in thousands):

June 30, 2011		December 31, 2010
Carrying Amount	Fair Value	Carrying Amount	Fair Value
$255,870	$255,354	$203,166	$200,866